Exhibit 10.7

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PMT ISSUER TRUST – FMSR,

as Issuer

and

Citibank, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC CORP.

as Servicer and Administrator

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC

as Administrative Agent

__________

AMENDMENT NO. 2
Dated as of July 31, 2020

to the

Base Indenture
Dated as of December 20, 2017

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This Amendment No. 2 (this “Amendment”) to the Base Indenture (as defined below) is entered into as of July 31, 2020, by and among PMT ISSUER TRUST – FMSR, a statutory trust organized under the laws of the State of Delaware (the “Issuer”), CITIBANK, N.A. (“Citibank”), a national banking association, in its capacity as Indenture Trustee (the “Indenture Trustee”), and as calculation agent, paying agent and securities intermediary, PENNYMAC CORP., a corporation organized under the laws of the State of Delaware (“PMC”), as servicer and as administrator, and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (“CSFB”), a Delaware limited liability company, as an administrative agent (in such capacity, the “Administrative Agent”), and is consented to by each of CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer (in such capacity, “Buyer”) under the Series 2017-VF1 Master Repurchase Agreement (as defined below) and CITIBANK, N.A, as Buyer (in such capacity, “Buyer”) under the Series 2017-VF1 Master Repurchase Agreement (as defined below).  Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Base Indenture (as defined below).

W I T N E S S E T H:

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), the Administrator, the Servicer and the Administrative Agent are parties to that certain Base Indenture, dated as of December 20, 2017 (the “Existing Base Indenture” and, as amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”);

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent have agreed, subject to the terms and conditions of this Amendment, that the Existing Base Indenture be amended to reflect certain agreed upon revisions to the terms of the Existing Base Indenture;

WHEREAS, pursuant to Section 12.1(b) of the Existing Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent (in its sole and absolute discretion) without the consent of any of the Noteholders or any other Person, upon delivery of an Issuer Tax Opinion unless such Issuer Tax Opinion is waived by the Series Required Noteholders of each Outstanding Series, for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Existing Base Indenture or modifying in any manner the rights of the Noteholders of the Notes under the Existing Base Indenture or any other Transaction Document; provided, however, that (i) the Issuer shall deliver to the Indenture Trustee an Officer’s Certificate to the effect that the Issuer reasonably believes that such amendment could not have a material Adverse Effect on any Outstanding Notes and is not reasonably expected to have a material Adverse Effect at any time in the future, and (ii) if any Outstanding Notes are then rated by a Note Rating Agency, (1) each such Note Rating Agency confirms in writing to the Indenture Trustee that such amendment will not cause a Ratings Effect on any Outstanding Notes or (2) if the Administrator and the Administrative Agents determine in their reasonable judgment that an applicable Note Rating Agency no longer provides such written confirmation described in the foregoing clause (1), (a) the Administrator shall provide notice of such amendment to the related Note Rating Agency and (b) the Administrative Agent shall have provided their prior written consent to such amendment;

WHEREAS, pursuant to Section 12.3 of the Existing Base Indenture, the Issuer shall also deliver to the Indenture Trustee an Opinion of Counsel stating that the execution of such amendment to the Existing Base Indenture is authorized and permitted by the Existing Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”), and pursuant to Section 1.3 of the Existing Base Indenture, the Issuer will furnish to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Existing Base Indenture relating to the proposed action have been complied with, and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with;

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee is entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met; and

WHEREAS, pursuant to Section 6.23 of the Amended and Restated Master Repurchase Agreement, dated as of June 29, 2018, by and among the Administrative Agent, PMC, as Seller and the Buyers (the “Series 2017-VF1 Master Repurchase Agreement”), PMC is required to receive the consent of the Buyers prior to the Seller consenting to any modification, amendment or termination of the Base Indenture.

NOW THEREFORE, in consideration of the premises and mutual agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree as follows:

SECTION 1.  Amendments to the Existing Base Indenture.

(a)Appendix A of the Existing Base Indenture is hereby amended by inserting the following new paragraph after the first sentence of the definition of “Stop-Loss Cap” and prior to the table:

Effective as of June 30, 2020, for purposes of calculating the Stop-Loss Cap, the Servicer SDQ Rate and the unpaid principal balance of SDQ Loans with respect to Mortgage Loans in the Servicer’s Fannie Mae portfolio, only 30% of the unpaid principal balance of Forbearance Loans will be multiplied by the applicable “SDQ Factor”, while the remaining 70% of the unpaid principal balance of Forbearance Loans will be considered Non SDQ Loans and multiplied by the applicable “Non SDQ Factor”.  For the avoidance of doubt, if a borrower reinstates or resolves any Forbearance Loan and such loan subsequently becomes 90 days or more delinquent, the full unpaid principal balance of such SDQ Loan will be multiplied by the applicable “SDQ Factor” and the 30% factor shall not be applicable unless additional forbearance of such loan under the CARES ACT or any replacement thereof is permitted by Fannie Mae.

(b)Appendix A of the Existing Base Indenture is hereby amended by inserting the following proviso at the end of the definition of “Servicer SDQ Rate”:

; provided, however, that in conformance with the amendment to the calculation of the Servicer SDQ Rate in the Acknowledgement Agreement, only 30% of the unpaid principal balance of Forbearance Loans will count in the calculation of “SDQ Loans” for purposes of calculating the “Servicer SDQ Rate”.

(c)Appendix A of the Existing Base Indenture is hereby amended by adding the following new definitions in correct alphabetical order:

“CARES Act” means the Coronavirus Aid, Relief, and Economic Security Act of 2020.

“Forbearance Loan” means any Mortgage Loan (i) for which the borrower has requested forbearance pursuant to §4022 of the CARES Act, (ii) for which one or more regular monthly payments have not been made, and (iii) which is still in the Forbearance Period (i.e., the Mortgage Loan has not been reinstated or resolved).

“Forbearance Period” means the period of time during which the Forbearance Loan has not been reinstated as a result of (i) Servicer receiving the borrower’s full monthly contractual payments previously past due, (ii) Servicer confirming that the borrower (a) has resolved the hardship, (b) is able to continue making the full monthly contractual payment, and (c) is able to reinstate such Forbearance Loan; (iii) the borrower completing a trial period plan related to the Forbearance Loan or otherwise resolving the Forbearance Loan in accordance with the Fannie Mae Guide; (iv) the borrower completing a permitted workout option (i.e., flex modification, short sale, or deed-in-lieu of foreclosure), or (v) the borrower paying in full the Forbearance Loan.

SECTION 2.  Consent, Authorization and Direction.  Each of the Issuer, the Buyers, the Indenture Trustee, the Administrator, the Servicer, the Owner Trustee and the Administrative Agent hereby consents to this Amendment, with such consent being evidenced  by the execution and delivery of this Amendment.  The Indenture Trustee is hereby authorized and directed to execute that certain First Amendment to the Amended and Restated Acknowledgement Agreement, dated as of the date hereof, among Fannie Mae, the Indenture Trustee, PMC and PennyMac Holdings, LLC.

SECTION 3.  Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon the latest to occur of the following:

(a)the execution and delivery of this Amendment by all parties hereto;

(b)prior notice to each Note Rating Agency that is presently rating any Outstanding Notes and each Note Rating Agency currently rating the Outstanding Notes confirms in writing to the Indenture Trustee that this Amendment will not cause a Ratings Effect on any Outstanding Notes;

(c)the delivery of an Authorization Opinion;

(d)the delivery of an Issuer Tax Opinion;

(e)the Issuer shall have furnished to the Indenture Trustee (1) an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to the proposed action have been complied with and (2) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

(f)the delivery of an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met.

SECTION 4. No Default; Representations and Warranties. PMC and the Issuer hereby represents and warrants to the Indenture Trustee and the Administrative Agent that as of the date hereof it is in compliance with all the terms and provisions set forth in the Existing Base Indenture on its part to be observed or performed and remains bound by the terms thereof, and that no Event of Default has occurred or is continuing on the date hereof, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Existing Base Indenture.

SECTION 5.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the Existing Base Indenture remain in full force and effect and are hereby reaffirmed.

SECTION 6. Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THE BASE INDENTURE, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.  Counterparts.  This Amendment may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10.  Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (formerly known as Christiana Trust) (“WSFS”), not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PMT ISSUER TRUST - FMSR, as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Shaheen Mohajer
Name:	Shaheen Mohajer
Title:	Vice President

CITIBANK, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

PENNYMAC CORP., as Servicer and as Administrator

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

Consented By:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer under the Series 2017-VF1 Master Repurchase Agreement

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:
Title:

Consented By:

CITIBANK, N.A., as a Buyer under the Series 2017-VF1 Master Repurchase Agreement

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President